FORUM FUNDS

                           DAILY ASSETS TREASURY FUND
                          DAILY ASSETS GOVERNMENT FUND
                             DAILY ASSETS CASH FUND

                      SUPPLEMENT DATED NOVEMBER 3, 1997 TO
                         PROSPECTUS DATED AUGUST 1, 1997


1. Shares of Daily Assets Government Fund are currently not offered for sale.

2. Replace paragraph two under "Advisers" with the following paragraph:

         For its services, Forum Advisors receives an advisory fee at an annual rate of 0.05% of Treasury Portfolio's average daily net assets. For its services, Linden receives from each of Government Cash Portfolio and Cash Portfolio an advisory fee based upon the total average daily net assets of those Portfolios and the other portfolio of Core Trust that Linden advises ("Total Portfolio Assets"). Linden's fee is calculated at an annual rate on a cumulative basis as follows: 0.06% of the first $200 million of Total Portfolio Assets, 0.04% of the next $300 million of Total Portfolio Assets, and 0.03% of the remaining Total Portfolio Assets. A Fund's expenses include the Fund's pro rata portion of the advisory fee paid by the corresponding Portfolio. To the extent Forum Advisors or Linden has delegated its responsibilities to the other, Forum Advisors or Linden pays its advisory fee accrued for such period of time to the other. Currently, it is anticipated that Linden will delegate responsibility for portfolio management infrequently to Forum Advisors.